EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Caspian Services, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Alexey Kotov, Chief Executive Officer of the Company and Indira Kaliyeva, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: January 13, 2016	/s/ Alexey Kotov
Alexey Kotov
Chief Executive Officer

Date: January 13, 2016	/s/ Indira Kaliyeva
Indira Kaliyeva
Chief Financial Officer